UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 17, 2023

Franchise Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Innovation Court, Suite J

Delaware, Ohio 43015

(Address of Principal Executive Offices) (ZIP Code)

(740) 363-2222

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	Nasdaq Global Market

7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 21, 2023, Franchise Group, Inc., a Delaware corporation (the “Company”), Freedom VCM, Inc., a Delaware corporation (“Parent”) and Freedom VCM Subco, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), completed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of May 10, 2023 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub. The buyer group included members of the senior management team of the Company, led by Brian Kahn, the Company’s Chief Executive Officer, in financial partnership with a consortium that includes B. Riley Financial, Inc. (“B. Riley”) and Irradiant Partners. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a subsidiary of Parent (the “Surviving Corporation”).

Item 1.01. Entry into a Material Definitive Agreement

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 2.03, 3.03, 5.02, 5.03 and 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

At the effective time of the Merger (the “Effective Time”), in accordance with the terms and conditions set forth in the Merger Agreement, each share of Common Stock outstanding immediately prior to the Effective Time (other than (i) shares of Common Stock, shares of the Company’s preferred stock, par value $0.01 per share, and shares of the 7.5% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), of the Company owned by Bryant Riley, B. Riley or any wholly-owned subsidiary of B. Riley, Parent, Merger Sub or any wholly-owned subsidiary of Parent, the Company or any wholly-owned subsidiary of the Company, and in each case not held on behalf of third parties, (ii) shares of Common Stock that were owned by stockholders of the Company who did not vote in favor of the Merger Agreement or the Merger and who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware and (iii) shares of Common Stock that were cancelled or converted into shares of common stock of the Surviving Corporation in accordance with the Merger Agreement, that certain Rollover Contribution Agreement (as amended, the “Rollover Agreement”), dated as of May 10, 2023, by and among Freedom VCM Holdings, LLC, Brian R. Kahn, Vintage Opportunity Partners, L.P., Brian Kahn and Lauren Kahn as Joint Tenants by Entirety and Andrew Laurence, or additional rollover and contribution agreements (the “Additional Rollover Agreements”) entered into on or after August 7, 2023 with certain stockholders of the Company (such parties other than Freedom VCM Holdings, LLC, collectively, the “Rollover Stockholders”), was converted into the right to receive cash in an amount equal to $30.00 in cash per share, without interest (the “Per Share Merger Consideration”).

At the Effective Time, each outstanding stock option to purchase shares of Common Stock granted under the Company’s stock plans (“Company Option”) entitled the holder to receive, without interest, an amount in cash equal to the product of multiplying (A) the number of shares of Common Stock subject to such Company Option as of immediately prior to the Effective Time and (B) the excess, if any, of the Per Share Merger Consideration over the exercise price per share of the Common Stock subject to such Company Option.

At the Effective Time, each outstanding restricted stock unit granted under the Company’s stock plans that would have vested solely based on continued employment or services (“Company RSU”) vested and entitled the holder of such Company RSU to receive, without interest, an amount in cash equal to the product obtained by multiplying (A)  the number of shares of Common Stock subject to such Company RSU immediately prior to the Effective Time and (B) the Per Share Merger Consideration.

At the Effective Time, each outstanding stock unit granted under the Company’s stock plans that would have vested based on both the achievement of performance goals (other than performance goals related to the Company’s share price) and continued employment or services (“Company PRSU”) vested and entitled the holder of such Company PRSU to receive, without interest, an amount in cash equal to the product obtained by multiplying (A) the number of shares of Common Stock subject to such vested Company PRSU immediately prior to the Effective Time and (B) the Per Share Merger Consideration.

At the Effective Time, each outstanding stock unit granted under the Company’s stock plans that would have vested based on both the achievement of performance goals related to the Company’s share price and continued employment or services were, automatically and without any action on the part of the holder thereof, cancelled for no consideration, payment or right to consideration or payment.

In connection with the Merger, each share of Series A Preferred Stock will be redeemed in cash on August 22, 2023 at a redemption price equal to $25.00 per share plus any accrued and unpaid dividends from the last dividend payment date.

As a result of the completion of the Merger, the Company became a subsidiary of Parent. The aggregate Merger consideration paid to Company stockholders other than Rollover Stockholders was approximately $636.7 million. Parent funded the aggregate Merger consideration through (i) a secured term loan facility from Irradiant Partners and other lenders pursuant to that certain Debt Commitment Letter by and among Parent, as the borrower, Irradiant Partners and the other financial institutions party thereto; (ii) contributions of equity to Parent by the Rollover Stockholders as contemplated by the Rollover Agreement and the Additional Rollover Agreements; and (iii) cash contributed to Parent by BRF Investments, LLC, a Delaware limited liability company and a subsidiary of B. Riley and certain other equity investors, in each case pursuant to separate subscription agreements with Freedom VCM Holdings, LLC.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Third Amendment to Second Lien Credit Agreement

At the Effective Time, the Company, Franchise Group Newco PSP, LLC, a Delaware limited liability company and a subsidiary of the Company (“Newco PSP”), Valor Acquisition, LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“Valor”), and Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“FG Newco Intermediate AF” and, together with the Company, Newco PSP, and Valor, the “Borrowers”) and each of the Company’s other direct and indirect domestic subsidiaries (other than certain excluded subsidiaries) (collectively, the “FRG Guarantors” and, together with the Borrowers, the “Loan Parties” ) entered into the Third Amendment to Second Lien Credit Agreement (the “Second Lien Amendment”), which amends the Second Lien Credit Agreement, dated as of March 10, 2021, by and among the Borrowers, the lenders from time to time party thereto (the “Second Lien Lenders”) and Alter Domus (US) LLC, as administrative agent and collateral agent (in such capacity, the “Second Lien Agent”) (as amended by that certain First Amendment to Second Lien Credit Agreement, dated as of November 22, 2021, by that certain Second Amendment to Second Lien Credit Agreement, dated as of August 1, 2022, the Second Lien Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Effective Time, the “Second Lien Credit Agreement”). The Second Lien Amendment amends the Second Lien Credit Agreement, among other things, to (i) amend the reference rate from LIBOR to SOFR, (ii) increase the interest rate margin for loans based on the alternative base rate from 6.50% to 9.00% and for loans based on SOFR from 7.50% to 10.00% with a step-up upon the satisfaction of certain conditions, (iii) permit certain assignments to the Company and its affiliates and (iv) permit the exchange of certain loans extended under a certain credit agreement to which the direct parent of the Company is party into loans under the Second Lien Credit Agreement.

Sidecar Pari Passu Second Lien Credit Agreement and Sidecar Pari Passu Second Lien Term Loan

At the Effective Time, the Borrowers entered into a Sidecar Pari Passu Second Lien Credit Agreement (the “Sidecar Second Lien Credit Agreement”) with the Second Lien Lenders and Alter Domus (US) LLC, as administrative agent and collateral agent (“Sidecar Second Lien Agent”, and together with the Second Lien Agent, the “Second Lien Agents”). Upon the satisfaction of certain conditions (including compliance with the Company’s existing credit agreements), the Sidecar Second Lien Credit Agreement will be used to exchange certain loans extended under a certain credit agreement to which the direct parent of the Company is party into loans under the Sidecar Second Lien Credit Agreement. The Sidecar Second Lien Credit Agreement is undrawn as of the Effective Date.

The Borrowers’ obligations under the Sidecar Second Lien Credit Agreement are guaranteed by the Loan Parties (other than by each Borrower with respect to its own obligations) and the obligations of the Borrowers under the Sidecar Second Lien Credit Agreement are secured on a pari passu basis with the Borrowers’ obligations under the Second Lien Credit Agreement and are required to be secured by substantially all assets of the Company and each of the Company’s direct and indirect subsidiaries (other than certain excluded subsidiaries), including those that may be formed or acquired after the Effective Time.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On August 21, 2023, the Company notified the Nasdaq Global Select Market (“Nasdaq”) that the Merger had been completed and requested that Nasdaq suspend trading of Common Stock and Series A Preferred Stock on Nasdaq prior to the opening of trading on August 21, 2023. The Company also requested that Nasdaq file with the U.S. Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Common Stock and Series A Preferred Stock from Nasdaq and the deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the shares of Common Stock and Series A Preferred Stock will no longer be listed on Nasdaq.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of all shares of Common Stock and Series A Preferred Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to all shares of Common Stock and Series A Preferred Stock.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Directors

Pursuant to the terms of the Merger Agreement, at the Effective Time, Brian R. Kahn, who was the sole director of Merger Sub and a director of the Company immediately before the Effective Time, became the sole director of the Company, with each of the other current directors of the Company ceasing to serve as directors.

Officers

The officers of the Company immediately prior to the Effective Time continued as officers of the Company.

Item 5.03. Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s Amended and Restated Certificate of Incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Charter”). A copy of the Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s Amended and Restated Bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time of the Merger, except that references to Merger Sub’s name were replaced with references to the Company’s name (the “Bylaws”). A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 17, 2023, the Company held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Merger Agreement.

As of July 10, 2023, the record date for the Special Meeting, there were 35,187,771.51 shares of Common Stock outstanding, each of which was entitled to one vote on each proposal at the Special Meeting. A total of 27,381,365.51 shares of Common Stock, representing approximately 77.82% of the outstanding shares of Common Stock entitled to vote, were present virtually or represented by proxy at the Special Meeting, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

1.	Merger Agreement Proposal. A proposal to adopt the Merger Agreement, pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a subsidiary of Parent.

2.	Adjournment Proposal. One or more proposals to adjourn the Special Meeting to a later date or dates if necessary or appropriate, including adjournment to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.

3.	Merger-Related Compensation Proposal. A proposal to approve, by nonbinding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger.

Each proposal is described in detail in the Company’s definitive proxy statement filed with the SEC on July 14, 2023 and first mailed to the Company’s stockholders on July 14, 2023 (the “Proxy Statement”).

Each of the three proposals was approved by the requisite vote of the Company’s stockholders. In addition to receiving the approval of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the Merger Agreement Proposal at the Special Meeting, the Merger Agreement Proposal was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock other than the rollover shares held by the Rollover Stockholders or their respective affiliates, entitled to vote on the Merger Agreement Proposal at the Special Meeting (the “Affiliated Shares”).

The final voting results for each proposal are described below.

(1) Merger Agreement Proposal:

For	Against	Abstain
26,878,386.51	487,706	15,273

Merger Agreement Proposal, excluding the Affiliated Shares:

For	Against	Abstain
12,873,456.51	487,706	15,273

(2) Adjournment Proposal:

For	Against	Abstain
26,398,465.51	973,519	9,381,000

(3) Merger-Related Compensation Proposal:

For	Against	Abstain
25,539,590.51	1,739,202	102,573

Because the Merger Agreement Proposal was approved by the requisite vote, no adjournment to solicit additional proxies was necessary.

Item 7.01. Regulation FD Disclosure.

On August 21, 2023, the Company issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements may include statements regarding the Company’s results of operation and financial condition, the redemption of the Series A Preferred Stock and the Merger. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company or matters pertaining to the Merger will not differ materially from any projected future results, performance, achievements or other matters expressed or implied by such forward-looking statements. Actual future results, performance, achievements or other matters may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. The Company refers you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Form 10-K for the fiscal year ended December 31, 2022, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this Current Report are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this Current Report. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of May 10, 2023, by and among Franchise Group, Inc., Freedom VCM, Inc. and Freedom VCM Subco, Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on May 11, 2023 and incorporated herein by reference).
3.1	Amended and Restated Certificate of Incorporation of Franchise Group, Inc.
3.2	Amended and Restated Bylaws of Franchise Group, Inc.
99.1	Press Release, dated as of August 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANCHISE GROUP, INC.

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: Chief Financial Officer

Date: August 21, 2023